SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

April 12, 2007
Date of Report (Date of earliest event reported)

Hotel Outsource Management International, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	6719	13-4167393
(State or Other Jurisdiction of	Commission File	(I.R.S. Employer
Incorporation or Organization)	Number	Identification No.)

80 Wall Street, Suite 815, New York, New York 10005	10005

(Address of Principal Executive Offices)	(Zip Code)

212-344-1600
Registrant’s telephone number, including area code

(Former Name or former Address, if Changed Since Last Report)

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)	Resignation of Kingery & Crouse, P.A., Certified Public Accountants

(i)	On April 12, 2007, Kingery & Crouse, P.A., (“Kingery & Crouse”) resigned as independent auditors of Hotel Outsource Management International, Inc. (“HOMI”)

(ii)
During HOMI’s fiscal years ended December 31, 2004 and 2005, and interim periods March 31, 2006, June 30, 2006 and September 30, 2006, there have been no disagreements with Kingery & Crouse on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Kingery & Crouse would have caused Kingery & Crouse to make reference to such matter in connection with its report.

(iii)	The resignation of Kingery & Crouse was accepted by the Board of Directors of HOMI on April 13, 2007.

(iv)
There were no disagreements with Kingery & Crouse on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Kingery & Crouse satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

(v)
Kingery & Crouse’s report on the financial statements for the past year contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

HOMI has furnished Kingery & Crouse with a copy of the foregoing disclosure and requested Kingery & Crouse to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the foregoing statements. A copy of the letter of Kingery & Crouse to the Securities and Exchange Commission, dated April 12, 2007, is attached as an exhibit hereto.

(b)	Engagement of Barzily & Co.

On April 13, 2007, the Board of Directors of HOMI approved the engagement of Barzily & Co. as HOMI’s independent public accountants for its fiscal year ending December 31, 2006. This decision was finalized between HOMI and Barzily & Co. on April 13, 2007. During HOMI’s two most recent fiscal years ended December 31, 2004 and 2005, and interim period subsequent to December 31, 2005, HOMI has not consulted with Barzily & Co. on items regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the financial statements; or (3) the subject matter of any disagreement (as defined in Item 304 (a) (1)(iv) or Regulation S-K) or reportable event (as defined in Item 304 (a) (1)(v) or Regulation S-K) with HOMI’s former auditor.

EXHIBIT
NUMBER   DESCRIPTION

    16       Letter from Kingery & Crouse, P.A., CPA’s to the Securities and Exchange Commission, dated April 12, 2007.

ITEM 9.01   EXHIBITS

KINGERY & CROUSE, P.A., CPA’S

April 12, 2007

United States Securities and Exchange Commission
Washington, D.C. 20549

Re: Hotel Outsource Management International, Inc.

To Whom It May Concern:

This is to confirm that our resignation as auditor of Hotel Outsource Management International Inc.’s financial statements is not due to any disagreements on any matter, transaction or event, with respect to accounting principals or practices, financial statements, disclosure or auditing scope or procedure at any time during our engagement as auditor of Hotel Outsource Management International Inc.’s financial statements.

None of our reports on the financial statements contain an adverse opinion or disclaimer of opinion, nor was any financial statement qualified or modified as to uncertainty, audit scope, or accounting principals.

We understand this letter will be field as an exhibit to Hotel Outsource Management International Inc.’s report on Form 8-K.

Sincerely Yours,

/s/ Kingery & Crouse, P.A.
Kingery & Crouse, P.A

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

April 13, 2007		Hotel Outsource Management International, Inc.

	By:	/s/ Jacob Ronnel
	Name:	Jacob Ronnel
	Title:	President and Chief Executive Office